UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2025

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34780	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Amendment to Certificate of Designation of Series B Convertible Preferred Stock

On December 5, 2025, following the approval by all of the holders of the Series B Convertible Preferred Stock (the “Series B Preferred Stock”), Focus Universal, Inc. (the “Corporation”) filed an amendment to the Certificate of Designation of Series B Preferred Stock (the “Amendment to Series B Designation”) that had the effect of altering the conversion price and floor price calculations of the Series B Preferred Stock in the event that the Corporation approves a subdivision, reverse stock split, or similar transaction. The Amendment to Series B Designation also provides for voluntary redemption rights at the option of the holder of Series B Preferred Stock. The Amendment to Series B Designation, as filed with the Secretary of State of Nevada, which is included hereto as Exhibit 3.1, is incorporated by reference into this Item 5.03.

Specifically, Section 9 of the Amendment to Series B Designation was changed to the following:

Section 9. Adjustment of Conversion Price and Floor Price upon Subdivision of Common Stock

If the Corporation at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price and Floor Price shall be correspondingly adjusted by adjusting any and all volume weighted conversion and floor price calculations as though the subdivision had occurred prior to the volume weighted calculation dates. In the event of a reverse stock split, combination of shares, or other similar transaction that results in a decrease in the number of outstanding shares of Common Stock, the Conversion Price and Floor Price shall be correspondingly adjusted by adjusting any and all volume weighted conversion and floor price calculations as though the reverse split, combination, or other similar transaction had occurred prior to the volume weighted calculation dates.. Any adjustment pursuant to this Section 9 shall become effective immediately after the record date for such event (or, if no record date is set, the effective date of such event). If any event requiring an adjustment under this Section 9 occurs during the period that a Conversion Price and Floor Price are calculated hereunder, then the calculation of such Conversion Price and Floor Price shall be adjusted appropriately to reflect such event.

Section 10 of the Amendment to Series B Certificate of Designation provides for the voluntary redemption rights.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Certificate of Designation of Series B, filed with the Secretary of State of Nevada on December 5, 2025.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2025

FOCUS UNIVERSAL INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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